As filed with the Securities and Exchange Commission on February 28, 1997

                                                      Registration Nos. 33-34418
                                                                        811-6086


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                 Pre-Effective             o
                        Post-Effective Amendment No. 11    X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 18            X
                            ------------------------

                          THIRD AVENUE VALUE FUND, INC.

               (Exact name of registrant as specified in Charter)

                 767 Third Avenue, New York, New York 10017-2023
          (Address of Principal Executive Offices including zip code)

               Registrant's Telephone Number, including Area Code:
                    (800) 443-1021 (toll-free) (212) 888-6685

Martin J. Whitman                       Please send copies of communications to:
767 Third Avenue                                          Richard T. Prins, Esq.
New York, New York  10017-2023              Skadden, Arps, Slate, Meagher & Flom
(Name and Address of Agent for Service)    919 Third Avenue, New York, NY  10022
                                                                  (212) 735-3000

It is proposed that this filing will become effective
 X Immediately upon filing pursuant to paragraph (b)
 o on  ______________  pursuant to paragraph (b)
 o 60 days after filing pursuant to paragraph (a)
 o on _______ pursuant to paragraph (a), of Rule 485.

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its shares of beneficial interest. The Registrant filed a notice under such Rule for its fiscal year ended October 31, 1996 on December 27, 1996.


                          THIRD AVENUE VALUE FUND, INC.

                              CROSS-REFERENCE SHEET
                            [as required by Rule 495]



Form N-1A Item                                                Location
Part A. Prospectus

Item 1.    Cover Page                                         Cover Page
Item 2.    Synopsis                                           Overview; Expense and Fee Summary
Item 3.    Condensed Financial Information                    Financial Highlights
Item 4.    General Description of Registrant                  More About the Fund
Item 5.    Management of the Fund                             Management of the Fund;
                                                              Discussion of Fund Perfomance
Item 6.    Capital Stock and Other Securities                 More About the Fund; Shareholder Services;
                                                               Dividends, Capital Gain Distributions and Taxes
Item 7.    Purchase of Securities Being Offered               How to Purchase Shares
Item 8.    Redemption or Repurchase                           How to Redeem Shares
Item 9.    Legal Proceedings                                  Not Applicable


Part B. Statement of Additional Information

Item 10.   Cover Page                                         Cover Page
Item 11.   Table of Contents                                  Table of Contents
Item 12.   General Information and History                    General Information
Item 13.   Investment Objectives and Policies                 Description of Securities; Investment Restrictions
Item 14.   Management of the Fund                             Management of the Fund; The Investment Adviser
Item 15.   Control Persons and Principal Holders
            of Securities                                     Management of the Fund; The Investment Adviser
Item 16.   Investment Advisory and Other Services             The Investment Adviser; Investment Advisory Agreement
Item 17.   Brokerage Allocation                               Portfolio Trading Practices
Item 18.   Capital Stock and Other Securities                 Not Applicable (See Prospectus)
Item 19.   Purchase, Redemption and Pricing of
            Securities Being Offered                          Redemption of Shares; (See Prospectus)
Item 20.   Tax Status                                         Dividends, Capital Gain Distributions and Taxes
Item 21.   Underwriters                                       Distributor
Item 22.   Calculations of Performance Data                   Performance Information
Item 23.   Financial Statements                               Financial Statements


Part C. Other Information

Item 24.   Financial Statements and Exhibits                  Financial Statements and Exhibits
Item 25.   Persons Controlled by or Under                     Persons Controlled by or Under
            Common Control                                     Common Control with Registrant
Item 26.   Number of Holders of Securities                    Number of Holders of Securities
Item 27.   Indemnification                                    Indemnification
Item 28.   Business and Other Connections                     Business and Other Connections
            of Investment Adviser                              of Investment Adviser
Item 29.   Principal Underwriters                             Principal Underwriter
Item 30.   Location of Accounts and Records                   Location of Accounts and Records
Item 31.   Management Services                                Management Services
Item 32.   Undertakings                                       Undertakings


THIRD AVENUE VALUE FUND, INC.                                 THIRD AVENUE
767 Third Avenue                                             VALUE FUND, INC.
New York, NY  10017-2023
(212) 888-6685
(800) 443-1021 (toll free)

BOARD OF DIRECTORS                                             PROSPECTUS

Phyllis W. Beck
Tibor Fabian
Gerald Hellerman                                         Dated February 28, 1997
Marvin Moser
Donald Rappaport
Myron M. Sheinfeld
Martin Shubik
Charles C. Walden
Martin J. Whitman


OFFICERS

Martin J. Whitman
Chairman, Chief Executive Officer,
President

David M. Barse
Chief Operating Officer, Executive Vice President

Michael Carney
Chief Financial Officer, Treasurer

Kerri Weltz, Assistant Treasurer

Ian M. Kirschner, Secretary


INVESTMENT ADVISER
EQSF Advisers, Inc.
767 Third Avenue
New York, NY 10017-2023

DISTRIBUTOR
M.J. Whitman, Inc.
767 Third Avenue
New York, NY 10017-2023


TRANSFER AGENT
FPS Services, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903
(610) 239-4600
(800) 443-1021 (toll-free)


CUSTODIAN

North American Trust Company
525 B Street
San Diego, CA 92101-4492

PROSPECTUS


February 28, 1997


Contents

ABOUT THE FUND
OVERVIEW OF THE FUND
EXPENSE AND FEE SUMMARY
FINANCIAL HIGHLIGHTS
MORE ABOUT THE FUND
  Investment Objective
  Investment in Equity Securities
  Investment in Debt Securities
  Mortgage-Backed Securities

  Asset Backed Securities

  Floating Rate, Inverse Floating
     Rate and Index  Obligations
  Investment in High Yield Debt Securities
  Loans and Other Direct Debt Instruments
  Trade Claims
  Foreign Securities
  Restricted and  Illiquid Securities
  Investment  in  Relatively  New  Issues
  Temporary Defensive  Investments
  Borrowing
  Investment  in Other  Investment  Companies
  Restrictions on Investments
  Portfolio Turnover
MANAGEMENT OF THE FUND
  The Investment Adviser
  Advisory Fees

  Administrator

  Distributor
  Portfolio Trading Practices
PERFORMANCE INFORMATION
  Performance Illustration
  Custodian and Transfer Agent

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
  General
  Distribution Option
  Withholding
BUSINESS POLICIES
  Business Hours
  Determining Net Asset Value
  Share Certificates
HOW TO PURCHASE SHARES
  Through an Authorized Broker-Dealer or Investment Adviser
  New Accounts
  Initial Investment
  By Mail
  By Wire
  Additional Investments By Mail
  Additional Investments Through the Automatic Investment Plan
  Individual Retirement Accounts
  Other Retirement Plans
HOW TO REDEEM SHARES
  By Mail
  Telephone Redemption Service
  Money Market Exchange Privilege
  Fees
  Redemption Without Notice
  Account Minimum
  Payment of Redemption Proceeds
  Wired Proceeds
  Signature Guarantees/Other Documents
  Systematic Withdrawal Plan
SHAREHOLDER  SERVICES
  Statements and Reports
  Telephone Information
  Transfer of Ownership
APPENDIX A
DESCRIPTION OF CORPORATE BOND RATINGS
  Standard & Poor's Rating Services
  Moody's Investors Service, Inc.

                                 ABOUT THE FUND

Third Avenue Value Fund, Inc. (the "Fund") is an open-end, non-diversified, investment company that seeks long-term capital appreciation. The Fund pursues a long-term investment strategy characterized as "buy and hold." The Fund seeks to identify and invest in securities that the Fund's investment adviser believes are undervalued by the marketplace.

The Fund may, to the extent permitted by its fundamental policies, invest in a portfolio of equity securities, including common and preferred stock of domestic companies deemed to be well capitalized, debt securities and senior loans with strong protective covenants and, to a small degree, foreign securities. Some of the securities in which the Fund may invest are regarded as speculative. As with all mutual funds, there is no assurance the Fund will achieve its objective. The Fund is not intended to be a complete investment program.

Shares of the Fund are sold and redeemed at net asset value. See "How to Purchase Shares" and "How to Redeem Shares."


This Prospectus contains important information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information ("SAI") dated February 28, 1997 about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain the SAI without charge by calling or writing to the Fund at 767 Third Avenue, New York, NY 10017-2023, (800) 443-1021 or (212) 888-6685.

                                   ----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                   ----------

This Prospectus is not a solicitation for the sale of Fund shares in any state where Fund shares are not authorized for sale. No person is authorized by the Fund to give any information or make any representation other than those contained herein or in other printed or written material issued by the Fund, and no person is entitled to rely upon any other information or representation.

                              OVERVIEW OF THE FUND

The investment adviser to the Fund is EQSF Advisers, Inc. (the "Adviser"), whose Chief Investment Officer is Martin J. Whitman. See "Management of the Fund."

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term capital appreciation. As such, the Fund may be appropriate for investors who seek long-term growth of capital and are willing to make a long-term commitment to pursue this financial objective.

STYLE
In searching for investments for the Fund, the Adviser employs a "value style" that focuses on a low current price relative to the Adviser's view regarding long-term future value. The Adviser gauges the ability of a company to build long-term value while minimizing long-term investment risk, assesses the quality and quantity of a company's resources and estimates how those resources might be converted into earnings over time.

STRATEGY
The Fund engages in a "buy and hold" strategy emphasizing long-term investment. Its portfolio consists largely of equity securities and some debt securities. See "Investment in Equity Securities", "Investment in Debt Securities" and "Investment in High Yield Debt Securities."

                             EXPENSE AND FEE SUMMARY

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES  (as a percentage of offering price)      None


ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
    Management Fees                      .90%
    Other Expenses (a)                   .31%
                                         ----
    Total Fund Operating Expenses       1.21%
                                        ====



The following example illustrates the expenses that a shareholder would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period. The example reflects annual Fund operating expenses of 1.21% during each year covered by the example, based upon expenses incurred for the fiscal year ended October 31, 1996. Expense information has been restated to reflect changes in the Investment Advisory Agreement. See "Management of the Fund."



        1 Year          3 Years          5 Years          10 Years
         ------          -------          -------          --------
          $ 12            $ 39             $ 67             $ 147


The purpose of this table is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown. For a further description of the various costs and expenses incurred in the Fund's operations as well as any reimbursements or waiver arrangements, see "Management of the Fund."

----------

(a) Other expenses are estimated based on the Fund's actual other expenses for the fiscal year ended October 31, 1996.

                              FINANCIAL HIGHLIGHTS


The following sets forth information regarding per share income and capital changes for each of the six years in the period ended October 31, 1996, which have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the October 31, 1996, financial statements appears in the Fund's Annual Report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes appearing in the Annual Report to shareholders which are incorporated by reference into the Statement of Additional Information.




SELECTED DATA AND RATIOS (Years Ended October 31,)

                                                1996       1995       1994      1993       1992      1991
                                                ----       ----       ----      ----       ----      ----

Net Asset Value, Beginning of Year             $21.53     $18.01     $17.92    $13.57      $12.80    $10.00
                                               ------     ------     ------    ------      ------    ------
Income from Investment Operations:
     Net investment income                        .53        .38        .29       .18         .19       .15
     Net gain on securities
     (both realized and unrealized)              2.76       3.53        .16      4.77         .64      4.65
                                                -----      -----       ----     -----        ----      ----
     Total from Investment Operations            3.29       3.91        .45      4.95         .83      4.80
                                                -----      -----       ----     -----        ----      ----
Less Distributions:
     Dividends from net investment income        (.41)      (.25)      (.22)     (.24)       (.02)     (.15)
     Distributions from net realized gains       (.15)      (.14)      (.14)     (.36)       (.04)    (1.85)
                                                ------     ------     ------    ------      ------    ------
     Total Distributions                         (.56)      (.39)      (.36)     (.60)       (.06)    (2.00)
                                                ------     ------     ------    ------      ------    ------
Net Asset Value, End of Year                   $24.26     $21.53     $18.01    $17.92      $13.57    $12.80
                                                -----     ------     ------    ------      ------    ------



Total Return                                    15.55%     22.31%      2.56%    37.36%       6.50%    49.16%

Ratios/Supplemental Data:
     Net Assets, End of Year
     (in thousands)                           $566,847   $312,722   $187,192  $118,958     $31,387   $17,641
     Ratio of Expenses to Average
       Net Assets                                1.21%      1.25%      1.16%     1.42%       2.32%     2.50%
     Ratio of Net Income to Average
       Net Assets                                2.67%      2.24%      1.85%     1.45%       1.71%     1.71%
     Portfolio Turnover Rate                       14%        15%         5%       17%         31%       67%
     Average Commission Rate                  $0.0318        ---        ---       ---         ---       ---



                               MORE ABOUT THE FUND

 The Fund was incorporated on November 27, 1989, as a Maryland corporation and began operations on October 9, 1990. The Fund has authorized capital of 200 million common shares of $.001 par value. The shares of common stock of the Fund are all of the same class and have equal rights as to voting, redemption, dividends and liquidation. The shares have no conversion, preemptive or other subscription rights and, when issued, are fully paid and non-assessable.

INVESTMENT  OBJECTIVE

The Fund pursues long-term capital appreciation. This investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund seeks to attain its objective by following a value investing philosophy that seeks to acquire common stocks at a substantial discount to the Adviser's estimate of the issuing company's private value, preferred stocks and debt instruments providing strong covenant protection and above-average current yields or yields to maturity. See "Investment in Equity Securities" and "Investment in Debt Securities."

The Adviser's research efforts in connection with the Fund's investment objective emphasize analysis of documents, especially stockholder mailings and Securities and Exchange Commission ("SEC") filings by issuers.


It is also likely that the Adviser will seek investments in the securities of companies in industries that are temporarily depressed; equity securities of companies where debt service<F1> consumes a small part of such companies' cash flow; and debt securities which provide above-average current yields or yields to maturity.


INVESTMENT IN EQUITY SECURITIES

The Fund stresses four criteria in selecting equity investments:

     (1) A strong financial position, as measured not only by balance sheet data but also measured by off-balance sheet liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information).

     (2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

     (3) Availability of comprehensive and meaningful financial and related information. The availability of financial statements and information which provide the Adviser with reliable benchmarks to aid in understanding the business, its values and its dynamics.

     (4) Availability of the security at a market price which management believes is at a substantial discount to the Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

<F1>
  "Debt Service" means the current annual required payment of interest and principal to creditors.

INVESTMENT IN DEBT SECURITIES

The Fund intends to invest for the most part in debt securities which the Adviser believes will provide above-average current yields or yields to maturity. When selecting debt instruments, the Fund stresses:

     (1) Strong covenant protection as contained in loan agreements and indentures, and

     (2) Appraisals of the business' financial position and operating outlook, as well as the Fund's appraisal of values that might be realized in a reorganization or upon the sale of assets or the liquidation of the issuer.

In acquiring fixed income securities, the Adviser often will seek covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the investment adviser will seek to analyze the possible impacts of possible extraordinary events such as corporate restructuring, refinancing or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. In general, the Fund will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures and preferred stock.

MORTGAGE-BACKED SECURITIES

The Fund intends to invest in mortgage-backed securities and derivative mortgage-backed securities, including "principal only" but not "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These securities have special risk characteristics. The Fund intends to invest in these securities only when it believes, after analysis, that there is unlikely to ever be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. These securities do, nonetheless, entail considerable market risk, i.e., fluctuations in quoted prices for the instruments, interest rate risk, prepayment risk and inflation risk.

The Fund will invest in residential mortgage-backed securities representing participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators including stripped mortgage-backed securities ("SMBS") of the U.S. Government and certain of its agencies and instrumentalities. The Fund will not invest in non-investment grade subordinated classes of residential mortgage-backed securities and does not intend to invest in commercial mortgage-backed securities.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving none or only a small portion of the interest and all or a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily or entirely interest and none or only a small portion of the principal.


Prepayments of principal generally may be made at any time without penalty on residential mortgage-backed securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in prepayment rates may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Fund are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower rates than during a period of relatively high interest rates. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value. The Fund's Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund may provide high yield and total return in comparison to risk levels.


Current federal income tax law requires that companies such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income such as income from principal only mortgage-backed securities. Accordingly, the Fund may be required to distribute to its shareholders each year the interest it is deemed to earn on principal only mortgage-backed securities even though it receives no cash interest payments. See "Dividends, Capital Gain Distributions and Taxes."

ASSET-BACKED SECURITIES

The Fund also intends to invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans, in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.


FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund does not intend to invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.


Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. The Fund does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.


INVESTMENT IN HIGH YIELD DEBT SECURITIES

The Fund will not purchase or hold in excess of 35% of its net assets in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("Standard & Poor's") and unrated debt securities. See "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. See Appendix A. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its primary investment objective, the Fund depends on the Adviser's credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yield debt instruments, the Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.

The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds. In addition, the secondary market for these bonds is generally less liquid than that of higher rated bonds.


The market values of certain of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Furthermore, high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.



The Fund may also in the future purchase or retain debt obligations of issuers not currently paying interest or in default. In addition, the Fund may purchase securities that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

The Fund may invest in loans and other direct debt instruments owed by a corporate borrower to another party. They represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS

The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

FOREIGN SECURITIES


The Fund may invest in foreign securities. The Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. The Fund intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply with SEC disclosure requirements. By limiting its investments in this manner, the Fund seeks to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or such information is unreliable as a basis for analysis.



Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

RESTRICTED AND ILLIQUID SECURITIES

The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. An illiquid security is any asset or investment which the Fund cannot sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, commercial paper, and some corporate bonds and notes. Although these securities may be legally classified as "restricted," in recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted a rule which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Pursuant to this rule, the Fund may treat as liquid certain restricted securities which are determined, pursuant to the policies adopted by the Fund's Board of Directors, to be liquid even if they are legally "restricted" securities.

INVESTMENT IN RELATIVELY NEW ISSUES

The Fund intends to invest occasionally in the common stock of selected new issuers. If the Fund is to invest in credit instruments of relatively new issuers, it will only be in those issues where the Adviser believes there are strong covenant protections for the holder. If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a defensive or conservative posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of such defensive or conservative position does not constitute a change in the Fund's investment objective.

BORROWING

The  Fund may  also  make  use of bank  borrowing  as a  temporary  measure  for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time of borrowing.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its total assets in securities of other investment companies. Up to 5% of its total assets may be invested in any one investment company, provided that after its purchase no more than 3% of such investment company's outstanding stock is owned by the Fund. The Adviser will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment companies. Thus, shareholders will be paying a "double fee" on such assets, as the advisers of such investment companies will also be charging fees on such assets.

RESTRICTIONS ON INVESTMENTS

The Fund has adopted numerous investment restrictions, some of which are fundamental policies that cannot be changed without shareholder approval and others of which are operating investment restrictions that may be changed without shareholder approval. Certain restrictions not described in this Prospectus are set forth in full in the Statement of Additional Information. Except as expressly stated, none of the Fund's policies or restrictions are fundamental. In the event the Fund changes an operating investment restriction, the new restriction may not meet the investment needs of every shareholder.

PORTFOLIO TURNOVER


The Fund's investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions relatively low. The Fund's portfolio turnover rate for the years ended October 31, 1996 and October 31, 1995 was 14% and 15%, respectively.

                             MANAGEMENT OF THE FUND

THE INVESTMENT  ADVISER


EQSF Advisers, Inc. (the "Adviser"), manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Fund's Board of Directors. The Adviser, a New York corporation organized in 1986, is controlled by Martin J. Whitman, and has its offices at 767 Third Avenue, New York, New York 10017-2023.



Mr. Whitman, the Chairman, President and Chief Executive Officer of the Fund and its Adviser, is responsible for the day-to-day management of the Fund's portfolio. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., the Fund's distributor and regular broker dealer and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management; and has been a director of various public and private companies, including Danielson Holding Corporation ("DHC"), an insurance holding company, and Nabors Industries, Inc., an international oil drilling contractor.


The portfolio manager and certain other persons related to the Adviser and the Fund are subject to written policies and procedures designed to prevent abusive personal securities trading. The Fund's Code of Ethics establishes procedures for personal investing and restricts certain transactions.

ADVISORY FEES


The Fund has agreed to pay the Adviser a flat rate of .90% of its average daily net assets, and the Fund pays all costs of leased office space of or allocable to the Fund. The Adviser's fee for the previous month is paid at the beginning of the next month based upon the average daily net assets during the previous month.



The Fund pays all its expenses other than those assumed by the Adviser. Whenever in any fiscal year, the total of the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 2 1/2% of the first $30 million of average daily net assets of the Fund, plus 2% of the next $70 million and 1 1/2% of assets over $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. For the years ended October 31, 1996 and October 31, 1995, no expense reimbursement was required.

ADMINISTRATOR

FPS Services, Inc. ("FPS"), which has its principal business address at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, serves as administrator of the Fund pursuant to an Administrative Services Agreement. The services that FPS provides to the Fund include: coordinating and monitoring of any third parties furnishing services to the Fund; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Fund; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.


DISTRIBUTOR


M.J. Whitman, Inc. (together with its predecessors "MJW"), a registered broker-dealer and a member of the National Association of Securities Dealers ("NASD"), is the Distributor of the Fund's shares. MJW, whose business address is 767 Third Avenue, New York, NY 10017-2023, is a wholly-owned subsidiary of M.J. Whitman Holding Corp. ("MJWHC"). Martin J. Whitman, David M. Barse, Michael Carney, and Ian M. Kirschner are executive officers of the Fund, MJW and MJWHC, as well as stockholders of MJWHC.


PORTFOLIO TRADING PRACTICES

The  Adviser is  responsible  on a  day-to-day  basis for  executing  the Fund's portfolio transactions, and seeks to obtain the best available price and execution. In principal trades, it normally deals with market makers and will not deal with any affiliated broker. In agency trades, it seeks to obtain reasonable commissions and may have the Fund pay a higher commission than the broker might otherwise charge if the Fund determines that the commission is reasonable in relation to the value of brokerage or research services provided by the broker to the Adviser. In agency trades, the Adviser generally uses the services of its affiliated broker, if in the judgment of the Adviser its affiliate is able to obtain a price and execution at least as favorable as other qualified brokers. The Adviser intends to use MJW to effect portfolio transactions for the Fund. For a more detailed description of the Fund's portfolio trading practices, see "Portfolio Trading Practices" in the SAI.

                             PERFORMANCE INFORMATION

Mr. Whitman, the Chief Investment Officer, reviews the investment strategies and techniques pursued by the Adviser, as well as relevant market conditions and other factors affecting the Fund's performance each quarter. These discussions are made part of quarterly reports and semi-annual and annual financial statements mailed to shareholders.

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

AVERAGE ANNUAL TOTAL RETURN


Third Avenue Value Fund
                                                                VALUE OF
                             RETURN         INVESTMENT         INVESTMENT
            10/31/90                        $10,000.00         $10,000.00
Year 1      10/31/91         49.15%                            $14,915.00
Year 2      10/31/92          6.50%                            $15,884.48
Year 3      10/31/93         37.36%                            $21,818.91
Year 4      10/31/94          2.56%                            $22,377.48
Year 5      10/31/95         22.31%                            $27,369.89
Year 6      10/31/96         15.55%                            $31,625.91

S&P Index
                                                                VALUE OF
                             RETURN         INVESTMENT         INVESTMENT
            10/31/90                        $10,000.00         $10,000.00
Year 1      10/31/91         33.50%                            $13,350.00
Year 2      10/31/92          9.96%                            $14,679.66
Year 3      10/31/93         14.94%                            $16,872.80
Year 4      10/31/94          3.87%                            $17,525.78
Year 5      10/31/95         26.44%                            $22,159.59
Year 6      10/31/96         24.09%                            $27,498.71

Third Avenue Value Fund Average Annual Return

1 Year      15.55%
2 Years     18.88%
3 Years     13.17%
4 Years     18.79%
5 Years     16.22%
6 Years     21.15%

CUSTODIAN AND TRANSFER AGENT


The Custodian acts as the depository for the Fund, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties. North American Trust Company, of San Diego, California ("North American Trust"), is Custodian of the Fund's assets.



FPS serves as the Fund's Transfer Agent and also performs certain accounting and pricing services for the Fund. FPS maintains shareholder records, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services. All shareholder inquiries should be directed to FPS. You may write to: P.O. Box 61503, King of Prussia, PA 19406-0903. You may telephone toll free (800) 443-1021.


                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

GENERAL

The Fund expects to declare and pay distributions annually, normally in December. The Fund will notify shareholders of the tax status of dividends and capital gain distributions.


During the year ended October 31, 1996, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, and thus is not subject to Federal income tax on the portion of its net investment income and net realized capital gain that it distributes to shareholders. The Fund intends to continue its qualification as a regulated investment company in future years, unless it determines that such tax treatment would not be advantageous to the Fund and its shareholders. The Fund intends to distribute substantially all of its net investment income and net realized capital gain.



For the year ended October 31, 1996, the Fund distributed net investment income of approximately $6,118,869 and net realized capital gains on investments of approximately $2,245,595. A distribution of $0.72, consisting of $0.573 of income, $0.065 of short-term capital gain and $0.08 of long-term capital gain was distributed to shareholders of record on December 30, 1996.


Distributions from net investment income and short-term capital gains are taxable as ordinary income. A portion of these distributions may qualify for the corporate dividends-received deduction available to corporate shareholders.

Distributions of net long-term capital gains realized by the Fund from the purchase and sale of securities held by it for more than one year will be taxable to shareholders as a long-term capital gain (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gain distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gain distribution received.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received, and will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the date of distribution.

Shareholders will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the redemption proceeds and the shareholder's basis in the shares redeemed. This gain or loss will generally be capital, assuming that the shareholder held the shares as a capital asset, and will be long-term capital gain or loss if the shares were held for longer than one year. A loss recognized on the disposition of shares of the Fund will be disallowed if identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of disposition.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes or withholding taxes. Shareholders should consult their tax advisers as to the tax consequences to them of ownership of shares of the Fund.

If a shareholder purchases shares shortly before the record date of a dividend or capital gain distribution, such distribution will be taxable even though it may represent in whole or in part a return of the purchase price and the value of the shares drops by the approximate amount of the distribution.

DISTRIBUTION OPTIONS

Shareholders should specify on their account application how they wish to receive distributions. If no election is made on the account application, both distributions will automatically be reinvested. The Fund offers four options:

          (1) all income dividends and capital gain  distributions paid in cash;
          (2) income dividends paid in cash with capital gain distribution reinvested;
          (3) income dividends reinvested with capital gain distributions paid in cash;
          (4) both distributions automatically reinvested in additional shares of the Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the Fund at the net asset value next determined.

WITHHOLDING

The Fund may be required to withhold Federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when they complete the application. Certain foreign accounts may be subject to U.S. Withholding Tax on ordinary distributions. Investors should be sure to provide their place of residence as well as citizenship status when completing the application.

                                BUSINESS POLICIES

BUSINESS HOURS

The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The NYSE and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

DETERMINING NET ASSET VALUE

Net asset value per share is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time each day the NYSE is open for trading. Net asset value is determined by totaling the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net asset value is divided by the total number of shares outstanding to determine the net asset value of each share. Securities in the Fund's portfolio will be valued based on market quotes, or, if quotes are not available, by a method the Board of Directors of the Fund believes would reflect most accurately the securities' fair value.

Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the day, based on the value determined on the day. This amortized cost method will be used unless the Board of Directors determines that such method does not represent fair value.

Securities traded on any securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities will be valued at the mean between the closing bid and asked price. Other readily marketable securities are valued at the mean between the closing bid and asked prices. Due to the nature of the over-the-counter market for collateralized mortgage obligations, the Fund will use an independent pricing service to value these securities. Illiquid securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by or under the direction of the Board of Directors of the Fund.

SHARE CERTIFICATES

No certificates representing shares of the Fund will be delivered to a shareholder when shares are either purchased alone or in connection with the Automatic Distribution and Dividend Reinvestment Plan, unless the shareholder submits a written request for the issuance of share certificates. The investor retains full dividend and voting rights in any case and will receive, in lieu of a certificate, a statement from the Fund's transfer agent indicating the number of full and fractional shares, if any, that the investor owns. While there is no charge for the issuance of share certificates, many shareholders choose not to request them in order to facilitate redemptions and transfers and to avoid the cost and inconvenience of replacing a certificate if it is lost.

                             HOW TO PURCHASE SHARES


The price paid for shares is the net asset value next determined following receipt of the purchase order in proper form by the Fund or its authorized service agent or sub-agent. See "Determining Net Asset Value." All purchase orders should be directed to the Fund's transfer agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.


THROUGH AN AUTHORIZED BROKER-DEALER OR INVESTMENT ADVISER

Shares of the Fund may also be purchased through an investor's broker-dealer or investment adviser. The broker-dealer must be a member in good standing with the NASD and have entered into a selling agreement with the Fund's distributor, MJW. Investment advisers must be registered under federal securities law and authorized by the Fund or Adviser to sell Fund shares. Transactions in Fund shares made through an investor's broker-dealer or investment adviser may be subject to postage or other charges imposed by the dealer or investment adviser and they may also impose higher initial or additional amounts for investment than those established by the Fund. An investor's broker-dealer or investment adviser is responsible for forwarding payment promptly. The Fund reserves the right to cancel any purchase order for which payment has not been received by the third business day following receipt of the purchase order. Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Fund or Adviser.

NEW ACCOUNTS

An account application must be completed and signed for each new account opened, regardless of the method chosen for making the initial investment.

INITIAL INVESTMENT

The minimum initial investment is $1,000. Payment may be made by check or money order payable to "Third Avenue Value Fund, Inc."

BY MAIL
             Third Avenue Value Fund, Inc.
             c/o FPS Services, Inc.
             P. O. Box 61503
             King of Prussia, PA  19406-0903

Checks will be accepted if drawn in U.S. currency on a domestic bank. Checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of the funds by the transfer agent, FPS. The Fund will not accept a check endorsed over by a third-party. A charge (minimum of $20) will be imposed if any check used for the purchase of Fund shares is returned unpaid. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

BY WIRE

Prior to sending wire instructions, notify FPS (800-443-1021) to insure proper credit to your account. Direct your bank to wire funds as follows:


             UMB Bank KC N.A.
             Kansas City, MO
             ABA #: 10-10-00695
             For FPS Account #: 98-7037-071-9
             For further credit to: Third Avenue Value Fund, Inc. (Your name, exact account title and account number)


Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

ADDITIONAL INVESTMENTS BY MAIL

Subsequent investments should be accompanied by the "payment stub" attached to the shareholder's account statement and may be made in minimum amounts of $1,000 and mailed to:

             THIRD AVENUE VALUE FUND, INC.
             c/o FPS Services, Inc.
             P.O. Box 412797
             Kansas City, MO 64141-2797

At the sole discretion of the Adviser, the initial and any additional investment minimums may be waived in new accounts opened by existing shareholders for additional family members and by officers, directors or employees of the Fund, MJW, the Adviser or any affiliate of the Adviser (including their spouses and children under age 21).

ADDITIONAL INVESTMENTS THROUGH THE AUTOMATIC INVESTMENT PLAN

This Plan  provides  shareholders  with a  convenient  method by which  they may automatically make subsequent monthly purchases. A predetermined amount, selected by the shareholder, will be deducted from the shareholder's checking account. Subsequent investments under this Plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the application.

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund's Individual Retirement Account ("IRA") application and additional forms required may be obtained by contacting FPS at (800) 443-1021. For IRA's, the initial minimum is $500 and the minimum subsequent contribution required is $200. The account will be maintained by the custodian, Semper Trust Company, which currently charges an annual maintenance fee of $12. Fees are subject to change by Semper Trust Company.

OTHER RETIREMENT PLANS

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Fund does not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plan.

                              HOW TO REDEEM SHARES

Shareholders may redeem shares on any business day during which the NYSE is open. All redemption requests should be directed to FPS. Fund shares will be redeemed at the net asset value next calculated after such request is received by FPS in proper form. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored.

BY MAIL

Send a written request, together with any share certificates that have been issued, to:

             FPS Services, Inc.
             P.O. Box 61503
             King of Prussia, PA  19406-0903

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests generally require a signature guarantee and additional documents.
See "Signature Guarantees/Other  Documents."

TELEPHONE REDEMPTION SERVICE

Shareholders who wish to redeem shares by telephone may elect this service on the application. Such shareholders may thereafter redeem unissued shares valued at not less than $1,000 on any business day by calling FPS at (800) 443-1021 prior to 4:00 p.m. Eastern time.

The Fund and its transfer agent, FPS, will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund's transfer agent will require personal identification information before accepting a telephone redemption order. If the transfer agent fails to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

Shareholders who did not previously elect the Telephone Redemption Service on their application, or wish to change any information previously provided, including the address of record or the bank to which redemption proceeds are to be wired, must submit a signature guaranteed letter of instructions. See "Signature Guarantees/Other Documents."

MONEY MARKET EXCHANGE PRIVILEGE


Shareholders may redeem any or all shares of the Fund and automatically invest the proceeds through the Third Avenue Money Market Fund account, in the Cash Account Trust Money Market Portfolio, an unaffiliated, separately managed, money market mutual fund. The exchange privilege with the money market portfolio does not constitute an offering or recommendation of the shares of the money market portfolio by the Fund or the Distributor. The Adviser is compensated for administrative services it performs with respect to the money market portfolio.

Shareholders who wish to use this exchange privilege may elect the service on the account application. Fund shareholders should not order shares of the Money Market Fund without first receiving the current prospectus for the Money Market Fund. By giving exchange instructions, a shareholder will be deemed to have represented that he has received the current prospectus for the Money Market Fund.

The Fund reserves the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice.

Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares, which may result in realization of a gain or loss.

Exchanges of Fund shares are subject to the other requirements of the Money Market Fund into which the exchange is made.

FEES


There is no charge for redemption of shares tendered directly to FPS. FPS currently charges a wire fee of $9 for payment of redemption proceeds by federal funds. FPS will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.


REDEMPTION WITHOUT NOTICE

The Fund has the right, at any time and without prior notice to a shareholder, to redeem shares held in any account registered in the name of such shareholder at current net asset value, if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of the failure of such shareholder to make full payment for shares of the Fund previously purchased or subscribed for by such shareholder.

ACCOUNT MINIMUM

A shareholder selling a partial amount of shares must leave at least $500 worth of shares to keep the account open, and in the case of an IRA account, at least $200. The Fund may also, upon 30 days prior written notice to a shareholder, redeem shares in any account, other than an IRA account, containing shares currently having an aggregate net asset value, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS

The Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days after receipt of such redemption requests. However, if the Fund has not collected the purchase price of the shares being redeemed, the redemption will not be processed until such collection has been completed.

Redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment of the purchase. Investors who anticipate that they may wish to redeem their shares before fifteen calendar days are advised to pay for their shares by federal funds wire.

WIRED PROCEEDS

In the case of redemption proceeds that are wired to a shareholder's bank, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized on the application or shareholder's signature guaranteed letter of instructions. Neither the Fund nor FPS will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

SIGNATURE GUARANTEES/OTHER DOCUMENTS

Signatures on any (1) request for redemption, payable to the registered shareholder involving $5,000 or more, (2) redemption proceeds payable to and/or mailed to other than the registered shareholder, or (3) requests to transfer shares, must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor. ADDITIONAL DOCUMENTS MAY BE REQUIRED WHEN SHARES ARE REGISTERED IN THE NAME OF A CORPORATION, PARTNERSHIP, ASSOCIATION, AGENT, FIDUCIARY, TRUST, ESTATE OR OTHER ORGANIZATION. Additional tax documents may also be required in the case of redemptions from IRA accounts. For further information call FPS toll free at (800) 443-1021.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders owning or purchasing shares of the Fund having a current value of at least $10,000 may participate in a Systematic Withdrawal Plan, which provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. Shareholders may establish a Systematic Withdrawal Plan by sending a letter to the transfer agent, FPS. Notice of all changes concerning the Systematic Withdrawal Plan must be received by FPS, at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting FPS at (800) 443-1021.

                              SHAREHOLDER SERVICES

The Fund provides you with helpful services and information about your account.

STATEMENTS AND REPORTS

 o A statement after every transaction.
 o Annual account  statement  reflecting all  transactions for the year.
 o Tax information will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.
 o At least twice a year, the financial statements of the Fund with a summary of portfolio composition and performance.
 o The Fund intends to continue to mail to shareholders quarterly reports containing the Chairman of the Board's letter and a summary of portfolio changes, composition and performance.

The Fund pays for shareholder services but not for special services such as requests for historical transcripts of accounts. The Fund's transfer agent, FPS, currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION

Your Account:      Questions  about  your  account,  purchases, redemptions  and distributions can be answered by FPS, the transfer agent, Monday through Friday, 9:00 AM to 7:00 PM (Eastern time).
                   Call toll free (800) 443-1021 or (610) 239-4600.

The  Fund:         Questions about Third Avenue Value Fund, Inc. can be answered by the Fund's telephone representatives Monday through Friday
                   9:00 AM to 5:00 PM  (Eastern  time).  Call  toll  free  (800)
                   443-1021  or  (212) 888-6685.

To Redeem Shares:  To  redeem shares  by telephone, call FPS toll free (800)443-
                   1021 or (610) 239-4600.


TRANSFER OF OWNERSHIP

A shareholder may transfer Fund shares or change the name or form in which the shares are registered by writing to the Fund's transfer agent, FPS. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     MOODY'S INVESTORS SERVICE, INC.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - bonds which are rated aa are judged to be of high quality by all standards. Together with the aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     [LOGO]



                                  THIRD AVENUE
                                VALUE FUND, INC.

                                  STATEMENT OF
                                   ADDITIONAL
                                   INFORMATION

                                   -----------


                             Dated February 28, 1997









THIRD AVENUE VALUE FUND, INC.
767 Third Avenue
New York, NY  10017-2023
(212) 888-6685
(800) 443-1021 (toll free)


BOARD OF DIRECTORS
Phyllis W. Beck
Tibor Fabian
Gerald Hellerman
Marvin Moser
Donald Rappaport
Myron M. Sheinfeld
Martin Shubik
Charles C. Walden
Martin J. Whitman

OFFICERS

Martin J. Whitman
Chairman, Chief Executive Officer,
President

David M. Barse
Chief Operating Officer, Executive
Vice President

Michael Carney
Chief Financial Officer, Treasurer

Kerri Weltz, Assistant Treasurer

Ian M. Kirschner, Secretary


INVESTMENT ADVISER
EQSF Advisers, Inc.
767 Third Avenue
New York, NY 10017-2023

DISTRIBUTOR
M.J. Whitman, Inc.
767 Third Avenue
New York, NY 10017-2023


TRANSFER AGENT
FPS Services, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA 19406-0903
(610) 239-4600
(800) 443-1021 (toll-free)


CUSTODIAN

North American Trust Company
525 B Street
San Diego, CA 92101-4492

[LOGO]
767 Third Avenue
New York, NY 10017
(212) 888-6685
(800) 443-1021 Toll Free

                                     [LOGO]
                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated February 28, 1997

                          THIRD AVENUE VALUE FUND, INC.


        This Statement of Additional Information is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Value Fund, Inc. (the "Fund") dated February 28, 1997. It should be read in conjunction with the Prospectus, which may be obtained without charge by contacting the Fund at 767 Third Avenue, New York, NY 10017-2023, (800) 443-1021 or (212) 888-6685.


                               TABLE OF CONTENTS


GENERAL INFORMATION
DESCRIPTION OF SECURITIES
   Residential Mortgage-Backed Securities
   Guaranteed Mortgage Pass-Through Securities
      Ginnie Mae Certificates
      Fannie Mae Certificates
      Freddie Mac Certificates
   Private Mortgage Pass-Through Securities
   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities Stripped Mortgage-Backed Securities
   RTC Securities
   Floating Rate, Inverse Floating Rate and Index Obligations
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE FUND
INVESTMENT ADVISER
INVESTMENT ADVISORY AGREEMENT
ADMINISTRATOR
DISTRIBUTOR
PORTFOLIO TRADING PRACTICES
PURCHASE ORDERS
REDEMPTION OF SHARES
   Redemption in kind
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
   General
   Distributions
   Redemption of Shares
   Backup Withholding
PERFORMANCE INFORMATION
FINANCIAL STATEMENTS

                               GENERAL INFORMATION

The Fund was incorporated as "767 Third Avenue Fund, Inc." on November 27, 1989. Its present name was adopted by amendment of its Articles of Incorporation on May 18, 1992.

                            DESCRIPTION OF SECURITIES

The following further describes certain types of mortgage-backed securities in which the Fund may invest:

RESIDENTIAL MORTGAGE-BACKED SECURITIES

The Fund expects to invest in residential mortgage-backed securities representing participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Fund intends to invest only in those securities guaranteed by governmental agencies. The Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund intends to invest in securities that are either AAA rated or guaranteed by the U.S. government or one of its agencies or instrumentalities. See "Appendix A--Description of Corporate Bond Ratings" in the Prospectus.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

The types of residential mortgage-backed securities which the Fund may invest in may include the following:

GUARANTEED  MORTGAGE  PASS-THROUGH  SECURITIES

The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

GINNIE MAE CERTIFICATES

Ginnie Mae is a wholly-owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

FANNIE MAE CERTIFICATES

Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certficate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., Mortgage Loans that are not insured or guaranteed by any governmental agency) of the following types; (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FREDDIE  MAC  CERTIFICATES

Freddie Mac is a corporate instrumentality of the United States Government created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS
AND MULTICLASS PASS-THROUGH SECURITIES

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a fund composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturites or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the Securities and Exchange Commission, to be illiquid securities. The Fund will only invest in stripped mortgage-backed securities of the U.S. Government and certain of its agencies and instrumentalities.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving none or only a small portion of the interest and all or a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily or entirely interest and only a small portion of the principal.

RTC  SECURITIES

The Resolution Trust Corporation ("RTC") was organized by the U.S. Government in connection with the savings and loan crisis. RTC holds assets of failed savings and loans either as conservator or receiver for such institutions or acquires such assets in its corporate capacity. These assets include, among other things, single family and multifamily mortgage loans as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the Securities and Exchange Commission ("SEC") through which it sells credit-enhanced Mortgage-Backed Securities ("RTC Securities"). These securities represent pro rata interests in pools of single family and multifamily mortgage loans which RTC holds or has acquired as described above. It is expected that commercial mortgage loans may also be included in discrete pools in the near future. Credit enhancement of RTC Securities is obtained from external sources (including pool insurance policies, letters of credit and surety guarantees), internal sources (including subordination and spread accounts) and independent sources (including reserve funds and cash collateral accounts).

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, however, especially if leverage is used in the formula. THE FUND WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN INVERSE FLOATING RATE SECURITIES.

Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

                             INVESTMENT RESTRICTIONS

For the benefit of shareholders, the Fund has adopted the following restrictions which are fundamental policies and cannot be changed without the approval of a majority of the Fund's outstanding voting securities<F1>. The Fund may not:

1.   Make short sales of securities or maintain a short position.

2. Borrow money or pledge, mortgage or hypothecate any of its assets except the Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowings may not exceed 5% of the value of the Fund's total assets when the borrowing is made.

3. Buy or sell commodities or commodity contracts, futures contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

4. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain federal securities laws.

5. Participate on a joint or joint and several basis in any trading account in securities.

6. Invest in securities of other investment companies if the Fund, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

7. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

8. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions, and (ii) repurchase agreements. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

9.   Issue any  senior security  (as  defined in  the Investment  Company Act of
     1940, as amended).   Borrowings  permitted by  Item 2 above  are not senior
     securities.

10. Invest 25% or more of the value of its total assets in the securities (other companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

11.  Invest 25% or more of the value of its total assets in any one industry.

The Fund is required to comply with all of the above fundamental investment restrictions only at the time the relevant action is taken. The Fund need not liquidate an existing position solely because a change in the market value of an investment or a change in the value of the Fund's net or total assets causes it not to comply with the restriction at a future date, except with respect to the Fund's borrowing restriction (Item 2) which requires that if the Fund's assets become, at any time, less than three times the amount of the Fund's outstanding bank debt, the Fund will reduce its bank debt, within three business days, to meet the required 300% asset coverage.




<F1>
1 As used in this Statement of Additional Information as to any matter requiring shareholder approval, the phrase "majority of the outstanding securities" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.


                             MANAGEMENT OF THE FUND

Name and Address                 Position(s) Held    Principal Occupation During Past 5 Years
                                 with Registrant
PHYLLIS W. BECK<F2>              Director            An Associate Judge (1981 to Present) of the Superior Court of
GSB Bldg. Suite 800                                  Pennsylvania; Director of the Fund since November, 1992.
City Line & Belmont Ave.
Bala Cynwyd, PA 19004-1611

TIBOR FABIAN                     Director            A Consultant (1984 to Present) on financial and organizational
Box 7097                                             matters;  Director (1984 to Present) of Rex Stores, Inc., a
Princeton, NJ 08543-7097                             chain of discount electronic stores, formerly Audio/Video
                                                     Affiliates, Inc.;  Member, Board of Trustees (1979 to Present)
                                                     of the Hospital for Joint Diseases Orthopedic Institute, NY;
                                                     Director of the Fund since its inception.

GERALD  HELLERMAN                Director            Managing  Director (8/93 to Present) of Hellerman Associates,
10965 Eight Bells Lane                               a financial and corporate consulting firm; Analyst (1976 to
Columbia,  MD 21044                                  7/93) of the  Antitrust Division of U.S. Department of
                                                     Justice; Director of the Fund since September 1993.

MARVIN  MOSER, M.D.              Director            Trustee (1992 to Present) of the Trudeau Institute, a medical
13 Murray Hill Road                                  research institute; Clinical Professor of Medicine (1984 to
Scarsdale, NY  10583                                 Present) at Yale University School of Medicine;  Senior
                                                     Medical Consultant (1972 to Present) for the National High
                                                     Blood Pressure Education Program of the National Heart, Lung
                                                     and Blood Institute;  Emeritus Chief of Cardiology, Attending
                                                     Physician in Medicine and Cardiology (1954 to 1995) of the
                                                     White Plains, NY Hospital Medical Center; Chairman (1977) and
                                                     a member of the Committee in 1980, 1984, 1988, 1992 and 1996 of the Joint National Committee on Detection,  Evaluation and
                                                     Treatment of High Blood Pressure  for the  National Heart,
                                                     Lung and Blood Institute; Director of the Fund since
                                                     November, 1994.

DONALD RAPPAPORT                 Director            President & Chief Operating Officer (3/90 to 12/90) of the
1619 31st Street,  NW                                Fund and Equity Strategies Fund, Inc. (1984 to 12/90);
Washington, DC 20007                                 Director (1987 to 4/94) of Equity Strategies Fund, Inc.;
                                                     President (1989 to 12/90) of Whitman Advisors, Ltd., an
                                                     investment adviser; Registered Securities Representative
                                                     (1989 to 1991) of M.J. Whitman & Co., Inc., a former
                                                     broker-dealer; a private investor and consultant (1987 to
                                                     Present);  Director of the Fund since its inception.


MYRON M. SHEINFELD               Director            Counsel to (12/96 to Present) and Attorney and Shareholder
1001 Fannin St., Suite 3700                          (1986 to 12/96) of Sheinfeld, Maley & Kay P.C., a law firm;
Houston, TX  77002                                   Adjunct Professor (1975 to 1991) of the University of Texas
                                                     Law School; Director (1984 to 1992) of Equity Strategies
                                                     Fund, Inc.; Director (1988 to Present) of Nabors Industries,
                                                     Inc., an international drilling contractor; former Consultant
                                                     (11/90 to 4/95) to Meyer Hendricks Victor Osborn & Maledon, a
                                                     law firm in Phoenix, Arizona; Director of the Fund since its inception.


MARTIN SHUBIK                    Director            Seymour H. Knox Professor (1975 to Present) of Mathematical
Yale University Dept. of                             and Institutional Economics, Yale University; Director (1984
Economics                                            to 4/94) of Equity Strategies Fund, Inc.; Director of the
Box 2125, Yale Station                               Fund since its inception.
New Haven, CT  06520


CHARLES C. WALDEN                Director            Senior  Vice-President--Investments (1973 to present)(Chief
Knights of  Columbus                                 Investment  Officer)  of Knights  of  Columbus,  a fraternal
1 Columbus Plaza                                     benefit society selling life insurance and annuities;
New Haven, CT 06510                                  Chartered Financial Analyst; Director of the Fund since
                                                     May, 1996.


MARTIN J. WHITMAN<F3>            Chairman            President (1/91 to Present), Chairman and CEO (3/90 to
767 Third Avenue                 Chief Executive     Present) of the Fund; Chairman, CEO (1/1/95 to Present),
New York, NY 10017-2023          Officer and         President (1/1/95 to 6/29/95) and Chief Investment Officer
                                 President           (10/92 to Present) of M.J. Whitman Advisers, Inc., a
                                                     subsidiary of M.J. Whitman Holding Corp., (MJWHC), a holding company managing investment subsidiaries and an investment adviser to private and institutional clients; Chairman, CEO
                                                     (1/1/95 to Present) and President (1/1/95 to 6/29/95) of
                                                     MJWHC and of M.J. Whitman, Inc., a subsidiary of MJWHC and the successor broker-dealer of M.J. Whitman, L.P. (MJWLP), a
                                                     Delaware limited partnership which has been dissolved;
                                                     Distinguished Management Fellow (1972 to Present) and Member
                                                     of the Advisory Board (10/94 to 6/95) of the Yale School of
                                                     Management at Yale University; Director and Chairman (8/90 to
                                                     Present), President (8/90 to 12/90), CEO (7/96 to Present)
                                                     and Chief Investment Officer (12/90 to 7/96) of Danielson
                                                     Holding Corporation, and a Director of its subsidiaries;
                                                     Director (3/91 to Present) of Nabors Industries, Inc., an
                                                     international drilling contractor; Chairman and CEO (4/86 to
                                                     Present) and President (1/91 to Present) of EQSF Advisers,
                                                     Inc., investment adviser to the Fund;  President and CEO
                                                     (10/74 to Present) of Martin J. Whitman & Co., Inc.,
                                                     (formerly M.J. Whitman & Co., Inc.), a private investment
                                                     company; Director of the Fund since its inception; Chartered
                                                     Financial Analyst.


DAVID M. BARSE                   Executive Vice      President, Chief Operating Officer and Director (7/96 to
767 Third Avenue                 President and       Present) of Danielson Holding Corporation; Director (8/96 to
New York, NY 10017-2023          Chief Operating     Present) of National American Insurance Company of
                                 Officer             California; Executive Vice President and Director (4/95 to
                                                     Present) of EQSF Advisers, Inc.; President (6/95 to Present),
                                                     Director, Chief Operating Officer (COO) (1/95 to Present),
                                                     Secretary (1/95 to 1/96) and Executive Vice President (1/95
                                                     to 6/95) of M.J. Whitman Holding Corp.; President (6/95 to
                                                     Present), Director, COO (1/95 to Present) and Secretary (1/95
                                                     to 1/96), Executive Vice President (1/95 to 6/95) of M.J.
                                                     Whitman, Inc.; President (6/95 to Present), Director and COO
                                                     (1/95 to Present), Executive Vice President (1/95 to 6/95)
                                                     and Corporate Counsel (10/92 to 12/95) of M.J. Whitman
                                                     Advisers, Inc.; Director (7/94 to 12/94), Executive Vice
                                                     President and Secretary (1/92 to 12/94) of Whitman Securities
                                                     Corp.; Vice President and Corporate Counsel (5/94 to 1/95) of
                                                     the Fund; Counsel (1/94 to 10/94) of Carl Marks Strategic
                                                     Investments, L.P.


MICHAEL CARNEY                   Treasurer, Chief    Director, (1/1/95 to Present) and Executive Vice President
767 Third Avenue                 Financial Officer   and Chief Financial Officer (6/29/95 to Present) of M.J.
New York, NY 10017-2023          (CFO)               Whitman Holding Corp. and of M.J. Whitman, Inc.;  Treasurer,
                                                     Director (1/1/95 to Present), Executive Vice President (6/29/95
                                                     to Present) and CFO (10/92 to Present)  of  M.J.  Whitman
                                                     Advisers, Inc.; Treasurer (12/93 to 4/96) of Longstreet
                                                     Investment Corp.; CFO (3/26/93 to 6/95) of Danielson Trust
                                                     Company; Limited Partner (1/92 to 12/31/94) of M.J. Whitman,
                                                     L.P.; CFO of WHR Management Corporation (8/91 to Present),
                                                     Danielson Holding Corporation (8/90 to Present) and Carl Marks
                                                     Strategic Investments, L.P., an investment partnership (1/90 to 4/94); CFO (1/90 to 4/94) of Carl Marks & Co., Inc. a
                                                     broker-dealer; CFO (8/89 to 12/90) of Whitman Advisors, Ltd.;
                                                     CFO and Treasurer (5/89 to  4/94) of Equity Strategies Fund,
                                                     Inc.; CFO and Treasurer (5/89 to Present) of EQSF  Advisers,
                                                     Inc.; CFO (5/89 to Present) of Whitman Heffernan Rhein & Co.,
                                                     Inc., Martin J. Whitman & Co., Inc., (formerly M.J. Whitman &
                                                     Co., Inc.) and WHR Management Company, L.P., a firm  managing investment partnerships.


KERRI WELTZ                      Assistant           Assistant Treasurer (5/96 to Present), Controller (1/96 to
767 Third Avenue                 Treasurer           Present),  Assistant  Controller (1/93 to 12/95) and Staff
New  York,  NY  10017-2023                           Accountant (1/92 to 12/92) for the Fund; Controller (1/96 to
                                                     Present), Assistant Controller (1/93 to 12/95), and Staff
                                                     Accountant (1/92 to 12/92) of EQSF Advisers, Inc.;  Controller
                                                     (8/96 to Present), of Danielson Holding  Corp.;  Controller
                                                     (5/96 to Present) and Assistant Controller (1/95 to 5/96) of
                                                     Whitman Heffernan & Rhein Workout Fund II,  L.P. and Whitman
                                                     Heffernan  & Rhein  Workout Fund II-A, L.P.; Controller
                                                     (5/96  to  present) of WHR Management Corp.; Controller (5/96 to present), Assistant Controller (1/93 to 5/96) and Staff
                                                     Accountant (5/91 to 12/92), of Whitman Heffernan Rhein & Co.,
                                                     Inc.; Controller (5/96 to Present) of Martin J. Whitman & Co.,
                                                     Inc.; Assistant Controller (10/94 to 4/96) of Longstreet
                                                     Investment Corp and Emerald Investment Partners,  L.P.;
                                                     Assistant Controller (1/93 to 4/94) and Staff Accountant (1/92
                                                     to 12/92) of Equity Strategies Fund, Inc.; Payroll manager
                                                     (5/91 to 12/93) of M.J. Whitman, L.P.


IAN M. KIRSCHNER                 General Counsel     General Counsel and Secretary  (8/96 to Present) of Danielson
767 Third Avenue                 and Secretary       Holding Corporation; General Counsel and Secretary (1/96 to
New York, NY 10017-2023                              Present) of M.J. Whitman Holding Corp., M.J. Whitman, Inc. and
                                                     M.J. Whitman Advisers, Inc.;  General Counsel and Secretary
                                                     (1/97 to Present) of the Fund; General Counsel and Secretary
                                                     (1/97 to Present) of EQSF Advisers, Inc.; Vice-President,
                                                     General Counsel and Secretary (2/93 to 6/95) of 2 I Inc.;  Of
                                                     Counsel (10/90 to 10/92) to Morgan, Lewis & Bockus.

<F2>
  Ms. Beck is an "interested director" (as defined in Section 2 (a) (19) of the Investment Company Act of 1940, as amended (the "1940 Act") by virtue of being an immediate family member (sister) of an affiliated person (Mr.
Whitman) of the Funds and the Adviser.
<F3>
  Mr. Whitman is an "interested director" (as defined in Section 2 (a) (19) of the 1940 Act) by virtue of his position with the Funds and the Adviser.



The Fund does not pay any fees to its officers for their services as such, but does pay directors who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Directors that they attend, in addition to reimbursing all directors for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Fund also pays the non-interested Board of Directors an annual stipend of $1,200 in January of each year for the previous year's service. The Fund paid Directors, in aggregate, $65,058 in such fees and expenses for the year ended October 31, 1996. Directors do not receive any pension or retirement benefits.

For the fiscal year ended October 31, 1996 the aggregate amount of compensation paid to each Director by the Fund is listed below.



                               Compensation Table

                             Directors and Officers

                               Aggregate Compensation From    Total Compensation From Fund
                               Fund for Fiscal Year ended       and Fund Complex Paid to
Name and Position Held             October 31, 1996*                    Directors
----------------------        ------------------------------            ---------
Phyllis W. Beck, Director               $0                                 $0
Tibor Fabian, Director                  $7,200                             $7,200
Gerald Hellerman, Director              $5,700                             $5,700
Marvin Moser, M.D., Director            $7,200                             $7,200
Donald Rappaport, Director              $7,200                             $7,200
Myron M. Sheinfeld, Director            $7,200                             $7,200
Martin Shubik, Director                 $7,200                             $7,200
Charles C. Walden, Director             $3,000                             $3,000
Jack Weprin, Director **                $4,200                             $4,200
Martin J. Whitman, Chairman/            $0                                 $0
Chief Executive Officer and President

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,158 for all Directors as a group.
** Mr. Weprin passed away on March 10, 1996.



The following persons beneficially own of record or are known to beneficially own of record 5 percent or more of the outstanding common stock of the Fund as set forth below as of February 21, 1997.





                                                Percentage of
    Name and Address                                Fund               Number of Shares
    Charles Schwab & Co., Inc.<F4>              37.21%                 11,102,622
    101 Montgomery Street
    San Francisco, CA 94104

    Donaldson Lufkin & Jenrette Securities      11.84%                  3,532,018
    Corporation<F5>
    Mutual Funds Dept. 5th Floor
    P.O. Box 2052
    Jersey City, NJ 07303

    National  Financial Services Corp.<F5>       6.35%                  1,896,934
    P.O. Box 3908
    Church Street Station
    New York, NY 10008-3908

    Bear Stearns Securities Corp.<F6>            5.77%                  1,720,509
    One Metrotech Center North
    Brooklyn, NY 11201-3859

<F4>
  Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund, and also holds shares for the benefit of its clients.
<F5>
  Donaldson Lufkin & Jenrette Securities Corporation and National Financial Services Corp. are broker-dealers holding shares for the benefit of their respective clients.
<F6>
  Bear Stearns Securities Corp. is a broker-dealer holding shares for the benefit of its clients, including, at such time, clients of MJW, the Fund's affiliated broker-dealer, principal underwriter and distributor.



                               INVESTMENT ADVISER

The Investment Adviser to the Fund is EQSF Advisers, Inc. (the "Adviser"). Martin J. Whitman is a controlling person of the Adviser. His control is based upon an irrevocable proxy signed by his children, who own in the aggregate 75% of the outstanding common stock of the Adviser, pursuant to a shareholders' agreement entered into by and among them. Mr. Whitman is Chairman, Chief Executive Officer and President of the Adviser.

The following individuals are affiliated persons of the Fund and Adviser:

                           Capacity With Fund                 Capacity With Adviser
                           ------------------                 ---------------------

Martin J. Whitman          Chairman, Chief Executive       Chairman, Chief Executive
                           Officer and President           Officer and President

David M. Barse             Chief Operating Officer,        Chief Operating Officer,
                           Executive Vice President        Executive Vice President

Michael Carney             Treasurer, Chief Financial      Treasurer, Chief Financial
                           Officer                         Officer

Ian M. Kirschner           General Counsel,                General Counsel,
                           Secretary                       Secretary

Kerri Weltz                Assistant Treasurer             Assistant Treasurer

                          INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to the Fund pursuant to an Investment Advisory Agreement dated April 26, 1995 (the "Agreement") providing for an initial term of two years. The Agreement was initially approved on February 8, 1995 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, and by shareholders of the Fund on April 26, 1995. The Adviser has provided investment advisory services to the Fund since its inception.

After the initial two-year term the Agreement will continue from year to year if approved annually by the Board of Directors of the Fund or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty, upon 60 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

Under the Agreement, the Adviser supervises and assists in the management of the Fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Fund. However, in the event that any person serving as an officer of the Fund has both executive duties attendant to such offices and administrative duties to the Fund apart from such office, the Adviser does not pay any amount relating to the performance of such administrative duties.

All other expenses incurred in the operation of the Fund and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of custodians and transfer agents, auditing and legal expenses, fees of outside directors and rent are borne by the Fund.


For the advisory services provided by the Adviser, the Fund pays the Adviser a monthly fee of 1/12 of .90% (an annual rate of .90%) on the average daily net assets in the Fund. The Adviser's fee is paid at the beginning of the month for the previous month. During the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid an investment advisory fee to the Adviser of $3,976,741, $1,926,686 and $1,080,459, respectively.



Whenever in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to its income account, including the investment advisory fee, and the fee for administrative services but excluding brokerage commissions, interest, and taxes exceeds 2 1/2% of the first $30,000,000 of average daily net assets of the Fund, plus 2% of the next $70,000,000, plus 1 1/2% of the balance of the average daily net assets of the Fund for the fiscal year, the Adviser is obligated under the Advisory Agreement to reimburse the Fund in an amount equal to that excess. No expense reimbursement was required for the fiscal years ended October 31, 1996, 1995 and 1994.

Expenses of the Fund shall be calculated and accrued daily. If, at the end of any month, the accrued expenses of the Fund exceed a pro rata portion of the above-described expense limitation, based upon the average net asset value from the beginning of the fiscal year through the end of the month for which the calculation is made, the amount of such excess shall be withheld from the advisory fee which is paid to the Adviser at the end of such month, and such amount shall not be paid until the end of a month when such accrued expenses are less than the pro rata portion of such expense limitation. If at the end of any month, the accrued expenses exceed the pro rata portion of the expense limitation by more than the amount of the advisory fee for such month, the Adviser shall promptly pay such excess to the Fund. If, after any portion or all of the advisory fee payable at the end of any month has been withheld from payment, and the accrued expenses of the Fund at the end of a subsequent month are less than the pro rata portion of the expense limitation, the Fund shall pay to the Adviser the amounts previously withheld, up to the pro rata portion of the expense limitation. Any necessary final adjusting payments, whether from the Adviser to the Fund or from the Fund to the Adviser, shall be made as soon as reasonably practicable after the end of the fiscal year.

                                  ADMINISTRATOR


The Fund has entered into an Administration Services Agreement with FPS. This Agreement provides that FPS shall provide all administrative services to the Fund other than those relating to the investment portfolio of the Fund, the distribution of the Fund and the maintenance of the Fund's financial records.



The Administration Services Agreement has an initial two year term and may be terminated at any time (effective after such initial term) without penalty, upon 180 days written notice by either party to the other, and will automatically be terminated upon any assignment thereof.


                                   DISTRIBUTOR


The distribution services of the Distributor are furnished to the Fund pursuant to a Distribution Agreement dated February 28, 1995. Under such agreement, the Distributor shall (1) assist in the sale and distribution of the Fund's shares; and (2) qualify and maintain the qualification as a broker-dealer in such states where shares of the Fund are registered for sale. The Distribution Agreement will remain in effect provided that it is approved at least annually by the Board of Directors or by a majority of the Fund's outstanding shares, and in either case, by a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days written notice.

                           PORTFOLIO TRADING PRACTICES

Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser has the responsibility of selecting brokers and dealers. The Adviser must place portfolio transactions with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, but has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research service provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Fund. Where transactions are executed in the over-the-counter market, or in the "third market" (the over-the-counter market in listed securities), the Fund will normally first seek to deal with the primary market makers. However, when the Fund considers it advantageous to do so, it will utilize the services of brokers, but will, in all cases, attempt to negotiate the best price and execution. The determination of what may constitute the most favorable price and execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. In allocating any such portfolio brokerage on a national securities exchange, the Fund may consider the research, statistical and other factual information and services provided by brokers from time to time to the Adviser of the Fund. Such services and information are available to the Adviser for the benefit of all clients of the Adviser and its affiliates and it is not practical for the Adviser to assign a particular value to any such service.


The Fund intends to use MJW as its primary broker where, in the judgment of its management (whose members are affiliated with MJW), such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Officers of the Fund and the Adviser are also affiliates of MJW. Martin J. Whitman, David M. Barse, Michael Carney and Ian M. Kirschner, who are executive officers of the Fund and the Adviser, are also executive officers of MJW and M.J. Whitman Senior Debt Corp. ("Senior Debt Corp"), a broker of private debt instruments and wholly owned subsidiary of M.J. Whitman Holding Corp.


In determining the commissions to be paid to MJW, it is the policy of the Fund that such commissions will, in the judgment of the Adviser and the Fund's management, be (i) at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable as commissions contemporaneously charged by MJW on comparable transactions for its most favored unaffiliated customers, except for any customers of MJW considered by a majority of the disinterested Directors not to be comparable to the Fund. The Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers.

The directors from time to time, at least on a quarterly basis, will review, among other things, all the Fund's portfolio transactions including information relating to the commissions charged by MJW to the Fund and to its customers, and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which MJW effects brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the disinterested directors.

The Fund expects that it will execute a portion of its transactions through qualified brokers other than MJW. In selecting such brokers, the management of the Fund will consider the quality and reliability of the brokerage services, including execution capability and performance, financial responsibility, and investment information and other research provided by such brokers. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker to the Fund. The management of the Fund believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Over-the-counter purchases and sales will be transacted directly with principal market makers, except in those circumstances where the Fund can, in the judgment of its management, otherwise obtain better prices and execution of orders. During the fiscal year ended October 31, 1996, the amount of brokerage transactions and related commissions that the Fund directed to brokers due to research services provided were $26,766,137 and $15,500 respectively.


To the knowledge of the Fund, no affiliate of the Fund receives give-ups or reciprocal business in connection with security transactions of the Fund. The Fund does not effect security transactions through brokers in accordance with any formula, nor will it take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Fund, including MJW (which is affiliated with the Fund's investment adviser), may from time to time effect purchases of Fund shares for their customers.


For the fiscal year ended October 31, 1996, the Fund incurred total brokerage commissions of $447,855 of which approximately $329,168 (or 73%) was paid to MJW and $70,250 (or 16%) was paid to Senior Debt Corp. For the year ended October 31, 1995, the Fund incurred total brokerage commissions of $320,517, of which approximately $269,152 (or 84%) was paid to MJW and $22,689 (or 7%) was paid to Senior Debt Corp. For the year ended October 31, 1994, the Fund incurred total brokerage commissions of $250,901, of which approximately $184,209 (or 73%) was paid to MJW and $32,007 (or 13%) was paid to Senior Debt Corp. These amounts include fees paid by MJW to its clearing agents. Commissions paid by the Fund to MJW are paid at an average discount of at least 20% to the normal fees charged by MJW.

For the fiscal year ended October 31, 1996, the Fund effected 58% and 0.3% of its total transactions for which commissions were paid through MJW and Senior Debt Corp., respectively.



At October 31, 1996, the Fund held securities of the following of the Fund's regular broker-dealers or their parents: Legg Mason Inc. (the market value of which was $10,803,750 as of October 31, 1996) and Alex. Brown Inc. (the market value of which was $6,702,175 as of October 31, 1996).


                                 PURCHASE ORDERS

The Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, management of the Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund's investment policies.

                              REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of net asset value, the right of redemption is also suspended and, unless redeeming shareholders withdraw their certificates from deposit, they will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (the "NYSE") is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the Securities and Exchange Commission (the "SEC") has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. See "Calculation of Net Asset Value."

                 DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If it so qualifies, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to its shareholders.

The Fund will either distribute or retain for reinvestment all or part of any net long-term capital gain. If any such net capital gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes, as long-term capital gains, its share of such undistributed amount,
(2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of the undistributed capital gains included in such shareholder's gross income.

A distribution will be treated as paid during any calendar year if it is declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed.

Gains or losses on the sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

DISTRIBUTIONS

Distributions of investment company taxable income (which includes taxable interest income and the excess of net short-term capital gain over net long-term capital loss) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in additional Fund shares. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consists of the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of their invested capital.

REDEMPTION OF SHARES

Upon a redemption of shares, a shareholder will realize a taxable gain or loss equal to the difference between the redemption proceeds and the basis in the shares redeemed. Shareholders should consult their tax advisors regarding the determination of the basis in any shares redeemed. Such gain or loss will generally be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

BACKUP  WITHHOLDING

The Fund may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's Federal income tax liability.

                             PERFORMANCE INFORMATION

Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual total return" and "total return."

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted by the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by taking an initial investment in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge was included.


The Fund's total return from inception (October, 1990), through fiscal year ended October 31, 1996, was 216.25%. The Fund's average annual return from inception through fiscal year ended October 31, 1996, was 21.15%.


                              FINANCIAL STATEMENTS


The Fund's 1996 financial statements and notes thereto appearing in its Annual Report to Shareholders and report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund will issue unaudited semi-annual and audited annual financial statements.

PART C  -  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.
         (a)      Financial Statements
                  Included in Part A:
                           Financial Highlights for each of the six years in the period ended October 31, 1996.

                  Included in Part B of the Registration Statement:
                           Portfolio of Investments at October 31, 1996, Statement of Assets and Liabilities at October 31, 1996, Statement of Operations for the year ended October 31, 1996, Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1995, Financial Highlights for the years ended October 31, 1996, October 31, 1995, October 31, 1994,
                           October 31, 1993 and October 31, 1992 and Notes to Financial Statements for the year ended October 31, 1996. Report of Independent Accountants. Incorporated by reference to the Statement of Additional Information.

         (b)      Exhibits:


Exhibit Number

         (1)      (a)      Copy of Certificate of Incorporation.
                           Incorporated  by  reference  to  the  Fund's  initial
                           Registration Statement.

                  (b) Copy of Amendments to Certificate of Incorporation. Incorporated by reference to Post-Effective Amendment No. 7

         (2)      (a)      Copy of By-Laws of the Fund.
                           Incorporated  by  reference  to  the  Fund's  initial
                           Registration Statement.

                  (b) Copy of amendments to the By-Laws of the Fund. Incorporated by reference to Post-Effective Amendment No. 4.

         (3)      Not Applicable.

         (4) Specimen certificate of Common Stock of the Fund (par value $.001 per share).
                  Incorporated by reference to Post-Effective Amendment No. 7

         (5) Copy of investment advisory contract between the Fund and EQSF Advisers, Inc.
                  Incorporated  by reference to  Post-Effective Amendment No. 8.

         (6)      Copy of Distribution Agreement .
                  Incorporated by reference to Post-Effective Amendment No. 8.

         (7)      Not Applicable.

         (8) Copy of Custody Agreement between the Fund and North American Trust Company (formerly Danielson Trust Company).
                  Incorporated by reference to Post-Effective Amendment No. 6.

         (9)      (a)      Copy of Shareholders' Services Agreement  between the
                           Fund and Fund/Plan Services, Inc.
                           Incorporated by reference to  Pre-Effective Amendment
                           No. 7.

                  (b)      Copy of  Accounting Services  Agreement  between  the
                           Fund  and  FPS Services, Inc.   (formerly  Fund/Plan
                           Services, Inc.)
                           Incorporated by reference to Pre-Effective Amendment No. 7.

         (10)     Copy   of Opinion  and  consent of  Counsel.  Incorporated  by
                  reference   to  Pre-Effective Amendment No. 4 dated August 22,
                  1990.

         (11)     Consent of Independent Accountants.
                  Enclosed with this Post-Effective Amendment No. 11.

         (12)     Not Applicable

         (13) Subscription Agreement between the Fund and Martin J. Whitman dated March 1, 1990.
                  Incorporated by reference to the Fund's initial Registration Statement.

         (14)     Individual   Retirement  Account   Disclosure   Statement  and
                  Custodial Account Agreement.
                  Incorporated by reference to Post-Effective Amendment No. 8.

         (15)     Not Applicable.

         (16)     Performance Calculations.
                  Incorporated by reference to Post-Effective Amendment No. 7.

Item 25.          Persons Controlled By or Under Common Control with Registrant.
                  Not Applicable.

Item 26.          Number of Holders of Securities.
                                                     Number of Record Holders
                  Title of Class                     As of February 18, 1997
                  --------------                     -----------------------

                  Common Stock                                  19,388
                  (Par Value $.001)

Item 27.          Indemnification.
                  Incorporated by reference to Post-Effective Amendment No. 7.

Item 28.          Business and Other Connections of Investment Adviser.
                  Incorporated by reference to Post-Effective Amendment No. 7.

Item 29.          Principal Underwriters.
                  (a)     Not Applicable.

                  (b)     Not Applicable.

                  (c)     Not Applicable.

Item 30.          Location of Accounts and Records.

All records described in Section 31 (a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Adviser, EQSF Advisers, Inc., 767 Third Avenue, NY NY 10017-2023, except for those records maintained by the Fund's Custodian, North American Trust Company, 525 B Street, San Diego, CA 92101-4492, and the Fund's Shareholder Service and Fund Accounting and Pricing Agent, FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

Item 31.          Management Services.

                  None.

Item 32.          Undertakings.

                  None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 11 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on this 28th day of February, 1997.


                                                   THIRD AVENUE VALUE FUND, INC.


                                                        By /s/ MARTIN J. WHITMAN
                                                Martin J. Whitman, President and
                                                         Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby appoints Martin J. Whitman his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned, place and stead, of the undersigned, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on this 28th day of February, 1997, by the following:


                               Signature and Title



/s/  MARTIN J. WHITMAN                              /s/  DONALD RAPPAPORT
Martin J. Whitman, Chairman of the Board            Donald Rappaport, Director


/s/  PHYLLIS W. BECK                                /s/  MARTIN SHUBIK
Phyllis W. Beck, Director                           Martin Shubik, Director


/s/  TIBOR FABIAN                                   /s/  MYRON M. SHEINFELD
Tibor Fabian, Director                              Myron M. Sheinfeld, Director


/s/  GERALD HELLERMAN                               /s/  CHARLES C. WALDEN
Gerald Hellerman, Director                           Charles C. Walden, Director


/s/  MARVIN MOSER
Marvin Moser, Director



                        SCHEDULE OF EXHIBITS TO FORM N-1A

              Exhibit
              Number                Exhibit                               Page Number

                1 (a)               Not Applicable

                1 (b)               Not Applicable

                2.                  Not Applicable

                3.                  Not Applicable

                4.                  Not Applicable

                5.                  Not Applicable

                6.                  Not Applicable

                7.                  Not Applicable

                8.                  Not Applicable

                9.                  Not Applicable

                10.                 Not Applicable

                11.                 Consent of Independent Accountants

                12.                 Not Applicable

                13.                 Not Applicable

                14.                 Not Applicable

                15.                 Not Applicable

                16.                 Not Applicable

                17.                 Not Applicable

                Other Exhibits
                --------------
                                    Consent of Counsel